SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date earliest event reported)  September 30, 2013

STATION CASINOS LLC

(exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-54193	27-3312261
(Commission File Number)	(IRS Employer Identification Number)

1505 South Pavilion Center Drive, Las Vegas, Nevada

(Address of principal executive offices)

89135

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (702) 495-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013, Kevin L. Kelley tendered his resignation as Executive Vice President of Station Casinos LLC (the “Company”) and President of certain of the Company’s subsidiaries.  Mr. Kelley resigned to pursue other professional opportunities.  The Company expresses its gratitude to Mr. Kelley for his valuable service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STATION CASINOS LLC

	By:	/s/ Marc J. Falcone
Marc J. Falcone
Executive Vice President, Chief Financial Officer and Treasurer
Date: October 3, 2013